                                                                   Exhibit 10.24





                 AMENDMENT TO AGREEMENT AND PLAN OF ORGANIZATION

         THIS AMENDMENT (the "Amendment") to the Agreement and Plan of Organization, dated as of June 1, 1999 (the "Agreement"), by and among Luminant Worldwide Corporation, a Delaware corporation (f/k/a Clarant, Inc. and referred to herein as "Luminant"), Potomac Partners Acquisition LLC, a Delaware limited liability company ("Newco"), Potomac Partners Management Consulting, LLC, a Delaware limited liability company (the "Company"), and Simon J. Blanks, James
R. Corey, Robert J. Kacergis, Paul Wedeking, Brian D. Methvin, Donald S. Perkins, Ellen R. Marram, John M. Richman, Thomas Puglisi and Michael Smith (the "Members"), is made and entered into as of September 2, 1999.

                                    RECITALS

A. Luminant, Newco, the Company and the Members have determined that it is in their best interests to revise the Agreement.

B. Luminant, Newco, the Company and the Members desire to amend the Agreement on the terms and subject to the conditions set forth herein.

C. All of the Other Founding Companies have simultaneously agreed to amend the Other Agreements.

         NOW, THEREFORE, in consideration of the premises, the mutual agreements set forth herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

         1. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. The term "Shares" means shares of Luminant Common Stock. The term "Initial Holdings" means, with respect to each Member, the number of Shares issued to the Member at the Closing. All defined terms in the Agreement using the word "Clarant" are hereby revised to use the word "Luminant."

         2. The Agreement is amended to provide that the references in the Agreement to "this Agreement" or "the Agreement" (including indirect references such as "hereunder," "hereby," "herein" and "hereof") shall be deemed to be references to the Agreement as amended hereby. To the extent that any provisions of the Agreement as in effect prior to the effectiveness of this Amendment conflict with or contradict the provisions of this Amendment, the provisions of this Amendment shall control and shall supersede such inconsistent provisions.

         3. EXHIBIT 2.1(a) of the Agreement is deleted in its entirety and replaced with the EXHIBIT 2.1(a) attached hereto.

         4. Article 17 is hereby amended by adding the following new
Section 17.6:

                  17.6 SALE IN OVER-ALLOTMENT. The managing underwriter of the IPO has requested an over-allotment option relating to the IPO (the "Green Shoe"). Luminant will provide the opportunity to each of the Members to sell up to fifteen percent (15%) of the Member's Initial Holdings pursuant to the Green Shoe; provided however that Luminant may reduce pro rata the number of Shares to be sold by the Member, the other Members and the other members and stockholders of the Other Founding Companies pursuant to the Green Shoe if (a) Luminant determines that the inclusion of all or any portion of the Member's Shares or the aggregate number of Shares proposed to be sold pursuant to the Green Shoe by all members and stockholders of the Founding Companies could adversely affect the "tax free" status of the transactions contemplated in the Agreement and the Luminant Plan of Organization; or (b) in the aggregate stockholders and members of the respective Founding Companies have subscribed to sell more Shares pursuant to the Green Shoe than the total number of Shares that may be sold pursuant to the Green Shoe. Any Member desiring to sell Shares pursuant to the Green Shoe must execute the underwriting agreement relating to the IPO and otherwise comply with customary procedures for selling shareholders. Luminant agrees to pay the underwriting commissions and discounts payable in respect of Shares sold pursuant to the Green Shoe by the Members.

         5. The third sentence of Section 17.1 is hereby deleted in its entirety and replaced with the following: "In addition, if Luminant is advised in writing in good faith by any managing underwriter of an underwritten offering of the securities being offered pursuant to any registration statement under this
Section 17.1 that the number of Shares offered by any Persons (including Luminant) is greater than the number of Shares that can be offered without adversely affecting the offering, Luminant may reduce the number of Shares to be offered by first reducing the number of Shares to be offered by Persons other than Luminant, the Members and the members and stockholders of the Other Founding Companies, and second by reducing pro rata the number of Shares to be offered by Luminant, the Members and the members and stockholders of the Other Founding Companies; provided however that in no event shall the Shares to be offered by Luminant be reduced to less than fifty percent (50%) of the offering; further provided that if the number of Shares to be offered by Luminant is already less than or equal to fifty percent (50%) of the offering, then the number of Shares to be offered by Luminant shall not be reduced. Subject to the foregoing, the reduction in the Shares offered by Luminant and the Members and the stockholders and members of the Other Founding Companies shall be effected on a pro rata basis; provided that to the exten that a member or stockholder of a Founding Company has sold (in that or a previous offering), or is being provided the right to sell, fifteen percent (15%) or more of his or her Initial Holdings pursuant to any registration under this Section 17.1, such holder's rights to be included in the offering shall be subordinate to the rights of Luminant and the other members and stockholders of the Founding Companies."

         6. Article 10 is hereby amended by adding the following new
Section 10.6:

                  10.6 FORM S-8 FILING. Within thirty (30) days after the Closing, Luminant agrees to file a registration statement on Form S-8 pursuant to which eligible Persons holding options to purchase Shares will be permitted to sell Shares to the public. Persons holding the "Vested Options" in Luminant identified on EXHIBIT 2.1(a) shall be prohibited from exercising the Vested Options for a period of thirty (30) days following the Closing.

         7. EXHIBIT 3.3 is deleted in its entirety and replaced with the EXHIBIT
3.3 attached hereto. The Additional Contingent Consideration shall be paid in the same mixture of cash and Shares as provided for payment of the Contingent Consideration under EXHIBIT 3.3.

         8. Article 7 is hereby amended by adding the following new section 7.16:

                  7.16 EXERCISE OF OPTIONS BEFORE IPO. The Members agree to use their commercially reasonable best efforts to cause holders of Options, Convertible Securities and participation rights, if any, that are currently exercisable or that will become exercisable prior to Closing to refrain from exercising such Options and Convertible Securities prior to the Closing.

         9. Section 10.5(a) of the Agreement is hereby deleted in its entirety and restated as follows: each of the holders of participation rights shall receive the number of Luminant Options set forth beside his or her name on
EXHIBIT 9.

         10. Attached hereto as EXHIBIT 10 are resolutions of the Members approving this Amendment.

         11. Section 12.1(b) is hereby amended by deleting "December 31, 1999" on the sixth line, and inserting "October 15, 1999."

         12. Except as herein provided, the Agreement shall remain unchanged and in full force and effect.


                         [signatures on following page]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers or representatives, as of the date first above written.


LUMINANT WORLDWIDE                         POTOMAC PARTNERS ACQUISITION LLC
CORPORATION

By:      /s/ Guillermo G. Marmol           By:      /s/ Guillermo G. Marmol
         -------------------------                  -------------------------

Name:    /s/ Guillermo G. Marmol           Name:    /s/ Guillermo G. Marmol
         -------------------------                  -------------------------

Title:   President and CEO                 Title:   President and CEO
         -------------------------                  -------------------------


                                           POTOMAC PARTNERS MANAGEMENT
                                           CONSULTING, LLC


                                           By:      /s/ James R. Corey
                                                    -------------------------

                                           Name:    James R. Corey
                                                    -------------------------

                                           Title:   Managing Director
                                                    -------------------------

MEMBERS:


/s/ Simon J. Blanks                                 /s/ Paul Wedeking
-----------------------------                       ---------------------------
Simon J. Blanks                                     Paul Wedeking

/s/ James R. Corey                                  /s/ Ellen R. Marram
-----------------------------                       ---------------------------
James R. Corey                                      Ellen R. Marram

/s/ Robert J. Kacergis                              /s/ Donald S. Perkins
-----------------------------                       ---------------------------
Robert J. Kacergis                                  Donald S. Perkins

/s/ Brian D. Methvin                                /s/ John M. Richman
-----------------------------                       ---------------------------
Brian D. Methvin                                    John M. Richman

/s/ Thomas Puglisi                                  /s/ Michael Smith
-----------------------------                       ---------------------------
Thomas Puglisi                                      Michael Smith

/s/ Simon J. Blanks, Trustee
----------------------------------------
SIMON J. BLANKS GRAT DATED June 18, 1999


/s/ James R. Corey, Trustee
----------------------------------------
JAMES R. COREY GRAT DATED July 9, 1999


/s/ Brian Methvin, Trustee
----------------------------------------
BRIAN METHVIN GRAT DATED July 28, 1999


/s/ Robert J. Kacergis, Trustee
----------------------------------------
ROBERT J. KACERGIS GRAT DATED July 22, 1999